EXHIBIT 10.1

                           SHARE PURCHASE AGREEMENT

       This Agreement made as of the 12th day of May, 2008 ("Agreement"), by and between WILLIAM TAY, with an address at 305 Madison Avenue, Suite 1166, New York, NY 10165 ("Seller"), and G.J. DE KLERK, with an address at 642 Southborough Drive, West Vancouver, BC, V751M6, Canada ("Purchaser").

                             W I T N E S S E T H:

       WHEREAS, Seller is the record owner and holder of 31,340,000 Common Shares, par value $.0001 par value (the "Shares"), of NEXAM ACQUISITION CORP., a Delaware corporation ("Corporation"), which Corporation has 31,340,000 shares of common stock, issued and outstanding as of the date of this Agreement, as more fully described in the attached Exhibit A.

       WHEREAS, Purchaser desires to purchase 31,340,000 of the Shares from Seller, which constitutes 100% of the Corporation's issued and outstanding shares as of the date of this Agreement and Seller desires to sell such Shares upon the terms and conditions hereinafter set forth;

       NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained in this Agreement, and in order to consummate the purchase and sale of the Corporation's Shares, it is hereby agreed, as follows:

       1. PURCHASE AND SALE OF SHARES. Subject to the terms and conditions of this Agreement, Purchaser agrees to purchase at the Closing and the Seller agrees to sell to Purchaser at the Closing, 31,340,000 of Seller's Shares for a total price of Fifty-Nine Thousand Nine Hundred Fifty 00/100 US dollars (US$59,950.00) (the "Purchase Price").

       2. GOOD FAITH DEPOSIT. At the signing of this Agreement, Purchaser agrees to wire transfer to an account to be designated by Seller, the sum of Five Thousand Nine Hundred Ninety-Five and 00/100 US dollars (US$5,995.00) as an initial deposit to Seller. At the Closing, as defined below, Purchaser will pay the balance of the Purchase Price, Fifty-Three Thousand Nine Hundred Fifty-Five and 00/100 US dollars (US$53,955.00) to Seller by wire transfer.

       3. CLOSING. The purchase and sale of the Shares shall take place on or before May 23, 2008; at such time and place as the Purchaser and Seller mutually agree upon orally or in writing (which time and place are designated as the "Closing"). At Closing, Purchaser shall deliver to Seller, in cash, by wire transfer to an account to be designated by Seller, the balance of the Purchase Price in the amount of Fifty-Three Thousand Nine Hundred Fifty-Five and 00/100 US dollars (US$53,955.00), and Seller will immediately deliver the following to Purchaser: (A) the certificates representing the Shares transferred hereunder, duly endorsed for transfer to the Purchaser or accompanied by appropriate stock powers, (B) the original of the Certificate of Incorporation and bylaws, (C) all corporate books and records (including all accounting records and SEC filings to date); and (D) written resignations of incumbent directors and officers of the Corporation.

       4.    REPRESENTATIONS  AND  WARRANTIES  OF  SELLER.    Seller,  as  sole
director and officer of Corporation, hereby represents and warrants to Purchaser that:

       (i) Corporation is a corporation duly organized and validly existing and in good standing under the laws of the State of Delaware and has the corporate power and authority to carry on the business it is now being conducted. Corporation and/or Seller do not require any consent and/or authorization, declaration or filing with any government or regulatory authority to undertake nay actions herein;
       (ii) Corporation has filed with the United States Securities and Exchange Commission (`SEC") a registration statement on Form 10-12G.
       (iii) Corporation has timely filed and is current on all reports required to be filed by it pursuant to Sections 13 and 15 of the Securities Exchange Act of 1934.
       (iv) Corporation is newly formed with no financial information available other than the financial information included in its SEC filings;
       (v) There are no legal actions, suits, arbitrations, or other administrative, legal or governmental proceedings threatened or pending against the Corporation and/or Seller or against the Seller or other employee, officer, director or stockholder of Corporation. Additionally, Seller is not aware of any facts which may/might result in or form a basis of such action, suit, arbitration or other proceeding on any basis whatsoever;
       (vi) The Corporation has no subsidiaries or any direct or indirect ownership interest in any other corporation, partnership, association, firm or business in any manner;
       (vii) The Corporation and/or Seller does not have in effect nor has any present intention to put into effect any employment agreements, deferred compensation, pension retirement agreements or arrangements, options arrangements, bonus, stock purchase agreements, incentive or profit-sharing plans;
       (viii)No person or firm has, or will have, any right, interest or valid claim against the Corporation for any commission, fee or other compensation in connection with the sale of the Shares herein as a finder or broker or in any similar capacity as a result of any act or omission by the Corporation and/or Seller or anyone acting on behalf of the Corporation and/or Seller;
       (ix)  The  business  and operation of the Corporation has  and  will  be conducted in accordance with all applicable laws, rules, regulations, judgments. Neither the execution, delivery or performance of this Agreement (A) violates the Corporation's by-laws, Certificate of Incorporation, Shareholder Agreements or any existing resolutions; and, (B) will cause the Corporation to lose any benefit or any right or privilege it enjoys under the Securities Act ("Act") or other applicable state securities laws;
       (x) Corporation has not conducted any business and/or entered into any agreements with third-parties;
       (xi) This Agreement has been duly executed and delivered by constitutes a valid and binding instrument, enforceable in accordance with its terms and does not conflict with or result in a breach of or in violation of the terms, conditions or provisions of any agreement, mortgage, lease or other instrument or indenture to which Corporation and/or Seller a party or by which they are bound;
       (xii) Seller is the legal and beneficial owner of the Shares and has good and marketable title thereto, free and clear of any liens, claims, rights and encumbrances;
       (xiii)Seller warrants that the Corporation being transferred shall be transferred with no liabilities and little or no assets, and shall defend and hold Purchaser and the Corporation harmless against any action by any third party against either of them arising out of, or as a consequence of, any act or omission of Seller or the Corporation prior to, or during the closing contemplated by this contract of sale; and,
       (xiv) The information contained on Exhibit A is true and correct.

       5. REPRESENTATIONS AND WARRANTIES OF PURCHASER. Purchaser hereby represents and warrants to Seller that:

       (i)   Purchaser has the power and authority to  execute and deliver this
                    Agreement, to perform his obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by Purchaser and constitutes a valid and binding instrument, enforceable in accordance with its terms;
       (ii)  The execution, delivery and performance  of  this  Agreement is in compliance with and does not conflict with or result in a breach of or in violation of the terms, conditions or provisions of any agreement, mortgage, lease or other instrument or indenture to which Purchaser is a party or by which Purchaser is bound;
       (iii) At no time was Purchaser presented with or solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general solicitation or advertising; and,
       (iv)  Purchaser is purchasing  the Shares solely for his own account for the purpose of investment and not with a view to, or for sale in connection with, any distribution of any portion thereof in violation of any applicable securities law.
       (v)   The  Purchaser  is  an "accredited investor" as defined under Rule
                    501 under the Securities Act.
       (vi)  Purchaser hereby agrees  that  such shares are restricted pursuant to Rule 144 and therefore subject to Rule 144 resale requirements.

       6. NOTICES. Notice shall be given by certified mail, return receipt requested, the date of notice being deemed the date of postmarking. Notice, unless either party has notified the other of an alternative address as provided hereunder, shall be sent to the address as set forth herein:

                    Seller:             William Tay, President & Dir.
                                        Nexam Acquisition Corp.
                                        305 Madison Avenue, Suite 1166
                                        New York, NY 10165 USA
                                        FAX: 917-591-2648

                    Purchaser:          G.J. de Klerk
                                        642 Southborough Drive
                                        West Vancouver, BC, V751M6
                                        Canada

       7. GOVERNING LAW. This Agreement shall be interpreted and governed in accordance with the laws of the State of Delaware. The parties herein waive trial by jury. In the event that litigation results or arise out of this Agreement or the performance thereof, the parties agree that the prevailing party is entitled to reimbursement for the non-prevailing party of reasonable attorney's fee, costs, expenses, in addition to any other relief to which the prevailing party may be entitled.

       8. CONDITIONS TO CLOSING. The Closing is conditioned upon the fulfillment by the Seller of the satisfaction of the representations and warranties made herein being true and correct in all material respects as of the date of Closing.

       9. SEVERABILITY. In the event that any term, covenant, condition, or other provision contained herein is held to be invalid, void or otherwise unenforceable by any court of competent jurisdiction, the invalidity of any such term, covenant, condition, provision or Agreement shall in no way affect any other term, covenant, condition or provision or Agreement contained herein, which shall remain in full force and effect.

       10. ENTIRE AGREEMENT. This Agreement contains all of the terms agreed upon by the parties with respect to the subject matter hereof. This Agreement has been entered into after full investigation.

       11. INVALIDITY. If any paragraph of this Agreement shall be held or declared to be void, invalid or illegal, for any reason, by any court of competent jurisdiction, such provision shall be ineffective but shall not in any way invalidate or effect any other clause, Paragraph, section or part of this Agreement.

       12. GENDER AND NUMBER; SECTION HEADINGS. Words importing a particular gender mean and include the other gender and words importing a singular number mean and include the plural number and vice versa, unless the context clearly indicated to the contrary. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

       13. AMENDMENTS. No amendments or additions to this Agreement shall be binding unless in writing, signed by both parties, except as herein otherwise provided.

       14. ASSIGNMENT. Neither party may assign this Agreement without the express written consent of the other party. Any agreed assignment by the Seller shall be effectuated by all the necessary corporate authorizations and governmental and/or regulatory filings.

       15. CLOSING DOCUMENTS. Seller and Purchaser agree, at any time, to execute, and acknowledge where appropriate, and to deliver any and all documents/instruments, and take such further action, which may necessary to carry out the terms, conditions, purpose and intentions of this Agreement. This paragraph shall survive the Closing.

       16. EXCLUSIVE AGREEMENT; AMENDMENT. This Agreement supersedes all prior agreements or understandings among the parties with respect to its subject matter with respect thereto and cannot be changed or terminated orally.

       17. FACSIMILE SIGNATURES. Execution of this Agreement and delivery of signed copies thereof by facsimile signatures from the parties hereto or their agents is acceptable to the parties who waive any objections or defenses based upon lack of an original signature.

       18. PUBLICITY. Except as otherwise required by law, none of the parties hereto shall issue any press release or make any other public statement, in each case relating to, connected with or arising out of this Agreement or the matters contained herein, without obtaining the prior approval of the other to the contents and the manner of presentation and publication thereof.

       IN WITNESS WHEREOF, and intending to be legally bound, the parties hereto have signed this Agreement by their duly authorized officers the day and year first above written.


                                 /s/ G.J. de Klerk
                                 ---------------------------------
                                 G.J. DE KLERK
                                 PURCHASER


                                 /s/ William Tay
                                 ---------------------------------
                                 WILLIAM TAY
                                 SELLER

                                   EXHIBIT A

                            NEXAM ACQUISITION CORP.
                            A DELAWARE CORPORATION

Nexam Acquisition Corp., a Delaware corporation ("NXAQ"), is a fully reporting U.S. public company and its common stock is registered under the U.S. Securities Exchange Act of 1934, as amended.

NXAQ's management believes that there are certain benefits of being a reporting public company, and that certain private company (domestic or foreign) may seek to gain these advantages through a reverse merger with NXAQ because its shares may thereby be quoted on the United States secondary markets, such as the NYSE, NASDAQ, Amex, and the Over-the-Counter Bulletin Board (OTC-BB).

                             CORPORATE INFORMATION

Legal Name of Public Shell:                   Nexam Acquisition Corp.
SEC FILE / CIK Numbers:                       000-53120 / 0001411168
SEC Reporting Status:                         Public reporting, current in all SEC filings to date.
SEC Form 10-SB Effective Date                 May 3, 2008
State of Incorporation and Date of Formation: State of Delaware on January 11, 2008
Net Equity:                                   -0-
Underwriter:                                  Self
Date of fiscal year-end:                      12/31
Total and pending liabilities:                None

              STOCK INFORMATION (PROPOSED TICKER SYMBOL: "NXAQ")

Classes   of Preferred Stock, at $0.0001 par value
Stock        Common stock, at $0.0001 par value
Authorized   Capitalization: 250,000,000 Common Shares
Capital      20,000,000 Preferred Shares
Stock:
Issued   and 31,340,000 Common Shares
Outstanding  -0- Preferred Shares, none designated
Shares:
Warrants and None
Options
Outstanding:
OTC-BB       Form 211 (15c2-11) to be filed with NASD Regulations, Inc. (NASDAQ) through a sponsoring market maker upon consummation
Trading      of business combination.
Symbol:
Market       To be appointed upon consummation of business combination.
Makers:
Transfer     It is anticipated  that  Holladay  Stock  Transfer, Inc. of Scottsdale, AZ will act as transfer agent for the Company's
Agent    and common stock. However, the Company may appoint  a  different  transfer agent or act as its own until a merger candidate
Registrar:   can be identified.